EATON VANCE GOVERNMENT OPPORTUNITIES FUND

EATON VANCE SHORT DURATION GOVERNMENT INCOME FUND

Supplement to Prospectus dated March 1, 2019

EATON VANCE GOVERNMENT OPPORTUNITIES FUND

Supplement to Summary Prospectus dated March 1, 2019

Class B shares of Eaton Vance Government Opportunities Fund (the “Fund”) have been converted to Class A shares of the Fund. Effective August 15, 2019, all references to Class B shares of the Fund are removed from the Prospectus and Summary Prospectus.

August 15, 2019	32942 8.15.19